                                                                 EXHIBIT 10.2



                   L.D. COMMUNICATIONS OPERATOR SERVICES PLAN



1. DEFINITION The word "you" in this Plan refers to the undersigned agent authorized by premise owner to select the operator services MCI/Telecom*USA for its telephone(s).

2. PREMISES TELEPHONES This plan covers the telephone lines submitted in writing to L.D. Communications to be included in L.D. Communications operator service agreement with MCI/Telecom*USA.

3. COMMISSION L.D. Communications will pay the commission on all operator services revenues as reported by MCI/Telecom*USA and specified in Exhibits, "Commission Schedules". L.D. Communication's obligation to pay commissions will commence on the date that MCI/Telecom*USA first implements the selection of MCI/Telecom*USA through L.D. Communication's agreement with MCI/Telecom*USA as the 10XXX, 0-, 0+, 01+, 00- provider on covered telephone lines. L.D. Communications will direct MCI/Telecom*USA to remit such commissions directly to you.

4. TERM This plan begins on the date it is fully executed by you and L.D. Communications and will remain effective for a period of 36 months, unless terminated earlier. This agreement may be terminated without liability (except for obligations incurred before the termination date) upon ninety (90) days written notice in the event L.D. Communication's contract with MCI/Telecom*USA is terminated for any reason.

5. AUTHORITY You warrant that you are the party authorized to select MCI/Telecom*USA operator services for the telephones submitted under this agreement. You represent and warrant that the telephones which are provided the Services are not subject to any contract for Operator Services. You also agree that if any other party claims against L.D. Communications or MCI/Telecom*USA for commissions from such telephones, you will be responsible for any such claim (that is, indemnify L.D. Communications or MCI/Telecom*USA and hold L.D. Communications or MCI/Telecom*USA harmless from any loss, cost, or expense resulting from such claim) and will pay L.D. Communications or MCI/Telecom*USA's reasonable attorneys' fees resulting from any such claim.

6. REPORTS L.D. Communications will furnish you with monthly statements showing Commissionable Revenue generated from Premises Telephones as reported by MCI/Telecom*USA to L.D. Communications.

7. COMPLIANCE You will comply with applicable state law relating to operator services.

8. PAYMENT DATE MCI/Telecom*USA will provide you commission payments approximately forty-five (45) days following the end of a billing month.

9.     CONFIDENTIALITY   L.D. Communications agrees that it will keep
       confidential all information concerning the agent's activities under this Plan and the amount of commissions paid to the agent hereunder or the agent's customers, and will not disclose any such information to any third party (except MCI as many be necessary to enable MCI and/or L.D. Communications to perform under this Plan) or any other agent of L.D. Communications, except as may otherwise be required by law.

10.    LIABILITY   L.D. Communications, Inc. may off set against commissions
       due Agent/Owner any obligations Agent/Owner may have to MCI/Telecom*USA under this or any other arrangement with MCI/Telecom*USA or L.D. Communications, Inc.




       Agent Initial                                     LDCI Initial
                    --------                                         ---------
       CONFIDENTIAL AGENT INFORMATION

11. GENERAL Except in cases involving willful or wanton conduct, L.D. Communications and MCI/Telecom*USA's liability to you is limited to its obligations to pay commissions as described herein. L.D. COMMUNICATIONS SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE LOSS OR DAMAGE OF ANY KIND, INCLUDING LOST PROFITS (WHETHER OR NOT L.D. COMMUNICATIONS WAS ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE), BY REASON OF ANY ACT OR OMISSION IN ITS PERFORMANCE UNDER THIS AGREEMENT. This is the entire agreement of the parties with respect to its subject matter and supersedes all prior agreements concerning the subject matter. This agreement cannot be amended except by a signed written agreement.



Authorized Agent                           L.D. Communications Company


         XETA Corporation
-----------------------------------
         (Company Name)


By:    /a/ Jack R. Ingram                  By:    /s/ Greg Falin
   --------------------------------            --------------------------------
       (Authorized Signature)                     (Authorized Signature)


Name:  Jack R. Ingram                      Name:     Greg Fallin
   --------------------------------             -------------------------------
        (Please Print)                               (Please Print)


Date:  4/1/97                              Date:      4/1/97
   --------------------------------             -------------------------------


Offer Expires:

Contract Number:






CONFIDENTIAL AGENT INFORMATION                                         LDCI 2/97

                                   EXHIBIT A
                                    REVISED
                              COMMISSION SCHEDULE


       Total monthly commissionable revenue(1) of Agent will determine the applicable commission rate for that month as specified in the following commission schedule.(2) The percentage rate will be applied to the total monthly commissionable revenue to determine the commission for that particular month.

       $    0  -   XXXXX       XX% + (100% OF PIF, Telecom*USA Only)(3)

       $XXXXX  -  XXXXXX       XX% + (100% OF PIF, Telecom* USA Only)(3)

       $XXXXX  -  XXXXXX       XX% + (100% OF PIF, Telecom*USA Only)(3)

(1) Billed Revenue Net of Optional Owner Surcharge

(2) Less any bad debt holdback as determined and withheld by MCI/Telecom*USA. The current bad debt withholding for MCI Premier Operator Services is xxxx
(XX). The current bad debt withholding for Telecom*USA Operator Services is xxxx percent(XX%).

(3) Less any commission paid to subaccounts as determined by authorized agent.

       Commissionable revenue is revenue generated, reported and commissioned under L.D. Communication's billing agreement with MCI/Telecom*USA from operator services calls generated by MCI/Telecom*USA's operator services carried on MCI/Telecom*USA's network.

       Operator services calls means long distance calls dialed with the 10XXX, 0-, 0+, 01, or 00- dialing pattern (and excluding calls dialed with the 950-XXXX and 800 dialing patterns), such as collect calls, billed to third party calls, telephone calling card calls and other forms of credit card billed calls. Notwithstanding, MCI 800COLLECT and MCI CARD revenues shall be commissionable under this agreement on a month to month basis for as long as MCI/Telecom*USA continues to include such revenues and under such terms and revenue calculations as MCI/Telecom*USA (in there sole Discretion) reports and pays commission under L.D. Communications agreement with MCI/Telecom*USA. The commission percentage will be applied to the total monthly commissionable revenue as reported and paid by MCI/Telecom*USA.



Authorized Agent                               L.D. Communications Company

     XETA Corporation
----------------------------------
       (Company Name)

By:    /s/ Jack R. Ingram                      By:  /s/ Greg Fallin
   -------------------------------                ----------------------------
            (Authorized Signature)                   (Authorized Signature)

Name:  Jack R. Ingram                          Name:         Greg Fallin
     -----------------------------                  --------------------------
           (Please Print)                                (Please Print)

Date:  5/28/97                                 Date:   6/2/97
       ---------------------------                  --------------------------

Fed. Tax ID#        73-113-0045
            ----------------------


CONFIDENTIAL AGENT INFORMATION                                         LDCI 2/97